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                                                        EXHIBIT 10.7















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                      OUTSIDE DIRECTORS STOCK OPTION PLAN

                                      OF

                             COSTILLA ENERGY, INC.
                           (A DELAWARE CORPORATION)

                           *     *     *     *     *


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                               TABLE OF CONTENTS

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                      OUTSIDE DIRECTORS STOCK OPTION PLAN

                                      OF

                             COSTILLA ENERGY, INC.


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      1.    PURPOSE OF PLAN. . . . . . . . . . . . . . . . . . . . . . . .   1

      2.    STOCK SUBJECT TO THE PLAN. . . . . . . . . . . . . . . . . . .   1

      3.    PERSONS ELIGIBLE UNDER THE PLAN. . . . . . . . . . . . . . . .   2

      4.    ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . . .   2
            (a)   GENERAL. . . . . . . . . . . . . . . . . . . . . . . . .   2
            (b)   GRANT OF OPTIONS . . . . . . . . . . . . . . . . . . . .   2
            (c)   CONDITIONAL GRANTS . . . . . . . . . . . . . . . . . . .   3
            (d)   CHANGES IN LAW APPLICABLE. . . . . . . . . . . . . . . .   3

      5.    TERMS AND CONDITIONS OF OPTIONS. . . . . . . . . . . . . . . .   3
            (a)   NUMBER OF SHARES . . . . . . . . . . . . . . . . . . . .   3
            (b)   EXERCISE PRICE . . . . . . . . . . . . . . . . . . . . .   4
            (c)   VESTING. . . . . . . . . . . . . . . . . . . . . . . . .   4
            (d)   OPTION PERIOD. . . . . . . . . . . . . . . . . . . . . .   4
                  (1)   GENERAL. . . . . . . . . . . . . . . . . . . . . .   4
                  (2)   TERMINATION OF STATUS AS OUTSIDE DIRECTOR. . . . .   4
                  (3)   DEATH. . . . . . . . . . . . . . . . . . . . . . .   4
            (e)   EXERCISE OF OPTIONS. . . . . . . . . . . . . . . . . . .   5
            (f)   NON-TRANSFERABILITY OF OPTIONS . . . . . . . . . . . . .   5
            (g)   COMPLIANCE WITH SECURITIES LAWS. . . . . . . . . . . . .   5

      6.    MEDIUM AND TIME OF PAYMENT . . . . . . . . . . . . . . . . . .   6

      7.    RIGHTS AS A STOCKHOLDER. . . . . . . . . . . . . . . . . . . .   7

      8.    ADJUSTMENTS ON CHANGES IN CAPITALIZATION OR
              REORGANIZATION . . . . . . . . . . . . . . . . . . . . . . .   7
            (a)   CHANGES IN CAPITALIZATION. . . . . . . . . . . . . . . .   7
            (b)   REORGANIZATION . . . . . . . . . . . . . . . . . . . . .   8
            (c)   FRACTIONAL SHARES. . . . . . . . . . . . . . . . . . . .   8
            (d)   CHANGE IN PAR VALUE. . . . . . . . . . . . . . . . . . .   8

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            (e)   NOTICE OF ADJUSTMENTS. . . . . . . . . . . . . . . . . .   9
            (f)   NON-ADJUSTABLE EVENTS. . . . . . . . . . . . . . . . . .   9
            (g)   RIGHT OF COMPANY TO MAKE ADJUSTMENTS . . . . . . . . . .   9

      9.    TIME OF GRANTING OPTIONS AND OPTION AGREEMENT. . . . . . . . .   9

      10.   NO OBLIGATION TO EXERCISE OPTION . . . . . . . . . . . . . . .  10

      11.   EFFECTIVE DATE OF THE PLAN . . . . . . . . . . . . . . . . . .  10

      12.   TERMINATION OF THE PLAN. . . . . . . . . . . . . . . . . . . .  10

      13.   MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. . . . . . . .  10

      14.   AMENDMENT OF THE PLAN. . . . . . . . . . . . . . . . . . . . .  11

                                        ii
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                      OUTSIDE DIRECTORS STOCK OPTION PLAN

                                      OF

                             COSTILLA ENERGY, INC.


      1. PURPOSE OF PLAN. This Outside Directors Stock Option Plan (the "Plan") is intended to encourage ownership of the common stock of COSTILLA ENERGY, INC. (the "Company") by Outside Directors (as hereinafter defined) of the Company in order to provide additional incentive for such persons to promote the success of the business of the Company and to encourage each of them to become and remain an Outside Director of the Company by providing such persons an opportunity to benefit from any appreciation of the common stock of the Company through the issuance of stock options to such persons in accordance with the terms of the Plan. It is further intended that options granted pursuant to this Plan (the "Options") shall constitute non-qualified stock options within the meaning of the Internal Revenue Code of 1986 (the "Code").

      2.    STOCK SUBJECT TO THE PLAN.  Subject to adjustment as provided in
Section 8 hereof, an aggregate of 50,000 shares of the common stock, $.10 par value, of the Company (the "Common Stock"), will be reserved and authorized for issuance upon the exercise of Options, which shares in whole or in part shall be authorized, but unissued, shares of the Common Stock or issued shares of Common Stock which are reacquired by the Company as determined from time to time by the Board of Directors. The number of shares of Common Stock available at any time for the granting of Options under the Plan shall be equal to the total number of reserved shares of Common Stock less the number of shares of Common Stock

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underlying outstanding Options or which have been issued upon exercise of
Options. If an Option ceases to be exercisable in whole or in part, the shares represented by such Option shall continue to be available under the Plan for purposes of granting Options with respect thereto.

            The Company will not be required upon the exercise of any Option to issue or deliver any shares of stock prior to the completion of such registration or other qualification of such shares under any State or Federal law, rule or regulation as the Company shall determine to be necessary or desirable.

      3. PERSONS ELIGIBLE UNDER THE PLAN. Only those persons qualifying as Outside Directors, as defined herein, are eligible to participate in the Plan and receive Options hereunder. As used herein, the term "Outside Directors" means only those directors of the Company who are not executive officers or regular salaried employees of the Company as of the date an Option is granted.

      4.    ADMINISTRATION OF THE PLAN.

            (a) GENERAL. The grant of options under the Plan shall be non-discretionary and based solely upon whether a person is eligible as an Outside Director. The ministerial tasks associated with the Plan, including without limitation completing option grant documents, determining the exercise prices from objective sources and issuing shares of Common Stock upon exercise of an Option, shall be performed by the officers of the Company. Such officers shall have no discretion in performing such tasks, and must do so in compliance with the terms of the Plan and applicable law.

            (b) GRANT OF OPTIONS. Each person who qualifies as an Outside Director shall receive, each year such person so qualifies, an Option for 1,000 shares of Common Stock. Such an Option shall be granted

OUTSIDE DIRECTORS STOCK OPTION PLAN - Page 2
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an Option shall be granted annually to each Outside Director on the day immediately following the date such Outside Director is elected by the stockholders of the Company beginning in 1997 and continuing for ten (10) years thereafter; provided, that if no election of directors occurs within a thirteen (13) month period after the last such election, such an Option shall be granted to each Outside Director on the last day of that thirteen (13) month period.

            (c) CONDITIONAL GRANTS. All Options granted prior to the date the Company's Registration Statement on Form S-1 with respect to the Common Stock, file number 333-08913 is declared effective by the Securities and Exchange Commission (the "Commission") are expressly conditioned upon such effectiveness. If such effectiveness is not obtained within one (1) year from the Effective Date, such conditionally granted Options shall automatically terminate and be of no effect or value. In addition to any other limitations provided herein, no Option may be exercised until such Registration Statement is declared effective by the Commission.

            (d) CHANGES IN LAW APPLICABLE. If the laws relating to non-qualified stock options are changed, altered or amended during the term of the Plan, the Board of Directors shall have full authority and power to alter or amend the Plan to conform to such changes in the law without the necessity of obtaining stockholder approval, unless such changes require such approval.

      5. TERMS AND CONDITIONS OF OPTIONS. All Options granted pursuant to this Plan must be granted within ten (10) years from the Effective Date.

            (a) NUMBER OF SHARES. Each Option shall represent 1,000 shares of Common Stock.

OUTSIDE DIRECTORS STOCK OPTION PLAN - Page 3
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            (b)  EXERCISE PRICE.  The purchase price for each share of Common
Stock purchased upon exercise of an Option shall be equal to the fair market value of a share of Common Stock at the time the Option is granted. The
"fair market value" per share of Common Stock shall be equal to the closing price of the Common Stock as reported on The Nasdaq Stock Market's National Market (the "Nasdaq National Market") or other stock exchange on the day the Option is granted, so long as the Common Stock is quoted thereon. If no sale is reported on the day the Option is granted, the "fair market value" shall be equal to the closing price reported on the next preceding day on which a sale of Common Stock is reported. If the Common Stock is not listed on the Nasdaq National Market or another stock exchange, the exercise price shall be set by the Board of Directors.

            (c) VESTING. Each Option shall be fully vested and exercisable on the date such Option is granted, subject to the limitations provided in
Section 4(c) hereof.

            (d)  OPTION PERIOD.

                 (1) GENERAL. Each Option shall state the date upon which it is granted. Each Option shall be exercisable for a period of ten (10) years from the date of grant.

                 (2) TERMINATION OF STATUS AS OUTSIDE DIRECTOR. In the event an optionee's status as an Outside Director is terminated for any reason other than the death of such optionee prior to the full exercise of an Option, such optionee may exercise the Option at any time within six (6) months after such termination to the extent the optionee was entitled to exercise such option on the date of such termination; provided, however, that the Option may not be exercised after the expiration of the term of the Option.

                 (3) DEATH. If an optionee dies while an Outside Director of the Company or during the exercise period following termination as provided in Section 5(d)(2) above and held unexercised Options granted pursuant to the Plan at the time of death, such Options may be exercised in whole or in part at any time within one (1) year

OUTSIDE DIRECTORS STOCK OPTION PLAN - Page 4
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      after the optionee's death by the executors or administrators of the optionee's estate or by any person or persons who acquire the Options directly from the optionee by bequest or inheritance; provided, however, that no Option shall be exercisable after the expiration of the term of the Option.

            (e) EXERCISE OF OPTIONS. To the extent that a holder of an Option has a current right to exercise the Option, said Option may be exercised from time to time by written notice to the attention of the Secretary of the Company at its principal place of business. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed and dated by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of such shares, as provided in Section 6 hereof. The Company will deliver a certificate or certificates representing such shares as soon as practicable after such notice and payment are received. The certificate or certificates for the shares as to which the Option is exercised will be registered on the books of the Company in the name of the person or persons exercising the Option.

            (f) NON-TRANSFERABILITY OF OPTIONS. An Option granted pursuant to the Plan is exercisable only by the optionee during his or her lifetime and is not assignable or transferable by him or her other than by will or the laws of descent and distribution.

            (g) COMPLIANCE WITH SECURITIES LAWS. At the time of exercise of any Option, the Company may require the optionee to execute any documents or take any action which may be necessary to comply with the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities; and the Company may, if it deems necessary, include provisions in the option agreements authorized under the

OUTSIDE DIRECTORS STOCK OPTION PLAN - Page 5
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Plan to assure such compliance.  The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws, including without limitation the request for and enforcement of agreements of investment intent, such requirements to be determined by the Company in its judgment as necessary to assure compliance with such laws.


      6. MEDIUM AND TIME OF PAYMENT. The purchase price of the shares of the Common Stock purchased upon the exercise of an Option shall be paid in full at the time of exercise and shall be payable in cash in United States dollars (including cashier's or certified check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the Option may pay the exercise price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option (determined by the closing price of the Common Stock on the Nasdaq National Market on that day, or if no price is reported on that day, on the next preceding day on which a closing price is reported) equal to the purchase price for the shares being purchased; except that (i) any portion of the purchase price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the purchase price of a stock option. Delivery of shares may be accomplished through the effective transfer to the Company of shares of Common Stock held by a broker or other agent. The Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the Option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the Option shall not be deemed to occur and no

OUTSIDE DIRECTORS STOCK OPTION PLAN - Page 6
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shares of Common Stock will be issued by the Company upon exercise of the
Option until the Company has received payment of the purchase price in full. The date of exercise of an Option shall be the date of full payment of the purchase price. Payment of the purchase price with shares of Common Stock will not increase the number of shares of Common Stock that may be issued under the Plan as provided in Section 2.

      7. RIGHTS AS A STOCKHOLDER. The holder of an Option shall have no rights as a stockholder of the Company with respect to the shares covered by his or her Option until the due exercise of the Option and the date of issuance of one or more stock certificates to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued and delivered, except as provided in Section 8 hereof.

      8.    ADJUSTMENTS ON CHANGES IN CAPITALIZATION OR REORGANIZATION.

            (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by the Plan as provided in Section 2 hereof, the number of shares of Common Stock covered by each outstanding Option, and the exercise price per share specified in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company after the date the Option is granted resulting from a subdivision or consolidation of shares, or the payment of a stock dividend (but only on the Common Stock), stock split, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, so that upon exercise of the Option, the optionee shall receive the same proportionate number of shares he or she would have received had he or she

OUTSIDE DIRECTORS STOCK OPTION PLAN - Page 7
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been the holder of all shares subject to his or her outstanding Options immediately before the effective date of such change in the number of issued shares of the Common Stock of the Company.

            (b) REORGANIZATION. Subject to any required action by the stockholders of the Company, if the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another entity, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Section 2, for each share of the Common Stock subject to any then outstanding Option and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding Option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

            (c) FRACTIONAL SHARES. No adjustment or substitution provided for in this Section 8 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

            (d) CHANGE IN PAR VALUE. In the event of a change in the Common Stock of the Company as presently constituted, which change is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

OUTSIDE DIRECTORS STOCK OPTION PLAN - Page 8
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            (e)  NOTICE OF ADJUSTMENTS.  To the extent that the adjustments set forth in the foregoing paragraphs of this Section 8 relate to stock or securities of the Company, such adjustments, if any, shall be made by the Board of Directors, whose actions in that respect shall be final, binding and conclusive. The Company shall give timely notice of any adjustments made to each holder of an Option under this Plan and such adjustments shall be effective and binding on the optionee.

            (f) NON-ADJUSTABLE EVENTS. Except as expressly provided herein, the adjustments provided in this Section 8 shall not be made with respect to any increase or decrease in the number of issued shares of Common Stock or other securities of the Company caused by (i) the dissolution, liquidation, merger, reorganization, consolidation, or spin-off of assets or stock of any entity other than the Company; or (ii) any issuance by the Company of shares of Common Stock or any other securities upon the receipt of consideration for such issuance. Any such change shall not affect the number or price of shares of Common Stock reserved under the Plan or subject to an Option.

            (g) RIGHT OF COMPANY TO MAKE ADJUSTMENTS. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or consolidate or to sell or transfer all or any part of its business or assets.

      9. TIME OF GRANTING OPTIONS AND OPTION AGREEMENT. Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Company shall constitute the granting of any Option. The granting of an Option shall be effected only when a written Option Agreement acceptable in form and substance to the Board of Directors, in accordance with and subject to the terms and conditions hereof,

OUTSIDE DIRECTORS STOCK OPTION PLAN - Page 9
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shall have been duly executed by the president or other duly authorized officer of the Company and by the person to whom such Option shall be granted and delivered to such person. No person shall have any rights under the Plan until such time, if any, as a written Option Agreement shall have been duly executed and delivered as set forth in this Section 9.

      10. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the optionee to exercise such Option, or purchase any shares of Common Stock.

      11. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective on September 1, 1996, (the "Effective Date"), subject to the Company's Registration Statement on Form S-1 with respect to the Common Stock, file number 333-08913, being declared effective by the Commission. If no such effectiveness is obtained on or before one (1) year from the Effective Date, the Plan shall terminate, and all Options conditionally granted hereunder shall be null and void and of no force or effect.

      12. TERMINATION OF THE PLAN. This Plan shall terminate as of the expiration of ten (10) years from and after the Effective Date of the Plan or at such earlier time as may be determined by the Board of Directors in its sole discretion. Options may be granted under this Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of its termination shall remain in effect until the Option is exercised or its term expires, and the terms and conditions of the Plan shall survive and remain in full force and effect as to such Option.

      13. MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised). The Board of Directors may, at any time prior

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to the exercise of an Option when the fair market value of the Common Stock falls below the exercise price of the Option, modify any outstanding Option to specify a lower exercise price or cancel an outstanding Option and grant a new Option in replacement therefor at a lower exercise price, which lower price shall be equal to the fair market value of the Common Stock (as determined by the closing price of the Common Stock on the Nasdaq National Market) on the date of such modification or replacement. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

      14. AMENDMENT OF THE PLAN. The Board of Directors may at any time and from time to time, without obtaining the approval of the stockholders of the Company, modify or amend the Plan in such respects as it shall deem advisable to conform to any change in the law or in any other respect. The termination or any modification or amendment of the Plan shall not, without the consent of the person to whom any Option was previously granted, affect his or her rights under an Option theretofore granted to him or her.

      15. WITHHOLDING. The Company may, at any time an Option is granted under the Plan, or at the time any Option is exercised, require the Outside Director receiving the grant or exercising the Option to pay any amount necessary to satisfy federal, state, and local withholding requirements with respect to such grant or exercise, such tax withholding may be satisfied at the Company's option by the Company withholding of Common Stock to be issued as a result of the exercise of the Option. If shares of Common Stock are withheld, the number of shares withheld shall be equal to the dollar amount to be withheld divided by the closing price per share of the Common Stock on the Nasdaq National Market.

OUTSIDE DIRECTORS STOCK OPTION PLAN - Page 11
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      The foregoing Outside Directors Stock Option Plan of Costilla Energy,
Inc. was adopted and approved by the Board of Directors and stockholders of the Company on the 26th day of August, 1996.

                                COSTILLA ENERGY, INC.



                                By:
                                    -------------------------------------
                                    Michael J. Grella
                                    President and Chief Operating Officer

OUTSIDE DIRECTORS STOCK OPTION PLAN - Page 12